Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Kogeto, Inc. for the period ended June 30, 2014 (the “Report”), I, Jeff Glasse, Chief Executive Officer of Kogeto, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly represents in all material respects, the financial condition and results of operations of Kogeto, Inc.

Date: August 18, 2014

/s/ Jeff Glasse
Jeff Glasse Chief Executive Officer